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Exhibit 99.02

STOCK PURCHASE AGREEMENT

        This Stock Purchase Agreement (this "Agreement") is made and entered into as of the 6th day of August, 2002, by and between Zamba Corporation, a Delaware corporation (the "Company"), and Joseph B. Costello (the "Purchaser").

        WHEREAS, the Company owns shares of Series A preferred stock, $.0001 par value per share ("Zamba's NextNet Stock") of NextNet Wireless, Inc., a Delaware corporation ("NextNet"), pursuant to the Series A Preferred Stock Purchase Agreement dated as of September 21, 1998 between Zamba and NextNet (the "Zamba Purchase Agreement"); and

        WHEREAS, Zamba's NextNet Stock can be converted to common shares of NextNet at the exchange ratio of three shares of common stock for every one share of preferred stock; and

        WHEREAS, Zamba's NextNet Stock is also subject to the Amended and Restated Investors' Rights Agreement dated as of July 10, 2000 among Zamba, NextNet and the Investors and Founders identified therein (the "Investors' Rights Agreement"), Right of First Refusal Agreement dated as of September 21, 1998 among the Zamba, NextNet and the Series B Purchasers identified therein (the "Right of First Refusal Agreement"), and the Voting Agreement dated September 21, 1998, by and among NextNet, the Company and certain other investors (the "Voting Agreement"); and

        WHEREAS, the Purchaser is Chairman of the Board of Directors of the Company and of NextNet and is thoroughly familiar with the Company's and NextNet's business, financial condition and prospects; and

        WHEREAS, the Purchaser desires to purchase from the Company and the Company desires to sell to the Purchaser certain of its shares of Zamba's NextNet Stock; and

        WHEREAS, the Purchaser acknowledges that there is no established trading market or other current valuation for Zamba's NextNet Stock or the Shares to be issued hereunder;

        NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

        1.    Purchase and Sale of Preferred Stock.    In consideration of this Agreement, the Company hereby agrees to sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company, the Shares in accordance with the following terms:

          (a)  The Company hereby sells to the Purchaser, and the Purchaser hereby purchases from the Company, 158,334 shares of Zamba's NextNet Stock (the "Shares"), at a purchase price of $6.00 per share, for an aggregate purchase price of $950,004. Promptly upon execution of this Agreement, the Purchaser shall pay the full amount of the purchase price to the Company by wire transfer in immediately available funds to an account designated in writing by the Company.

          (b)  Promptly upon receipt of the purchase price, the Company shall deliver to NextNet a notice pursuant to the Right of First Offer set forth in Section 1.1 of the Right of First Refusal Agreement (the "Refusal Agreement") dated September 21, 1998 by and among the Company, NextNet, and the holders of the Series B Preferred Stock of NextNet.

          (c)  If NextNet elects to exercise its right of first refusal pursuant to Section 1(b) above, the Purchase Price shall be refunded to the Purchaser within five business days of the Company's receipt of full payment from NextNet for the Shares, and the Purchaser shall not receive any of the Shares. If NextNet declines to exercise its right of first refusal, the Company shall, within five business days after the Company's receipt of NextNet's notice to decline its right, notify each investor in NextNet eligible under the Refusal Agreement of its opportunity to exercise its pro rata right of first refusal pursuant to the Refusal Agreement.

          (d)  If any of the eligible investors in NextNet elects to exercise its pro rata right of first refusal pursuant to Section 1(c) above, the Company will forward to the Purchaser the payments the Company receives from such investor(s) within five business days of the Company's receipt of such payment, and the number of Shares that the Purchaser will receive pursuant to this Agreement shall be reduced on a pro rata basis. Within ten business days after the expiration of the investor refusal period, the Company shall deliver to the Purchaser a certificate registered in the Purchaser's name representing the number of Shares purchased.

          (e)  If at any time prior to December 31, 2002, the Company sells additional Shares for an aggregate purchase price equal to or in excess of One Hundred Thousand Dollars ($100,000) at a per share purchase price that is less than the per share purchase price set forth in Section 1(a) above (a "Lower Per Share Price"), the Company shall provide the Purchaser with such a number of additional Shares (the "Additional Shares") such that the per share purchase price paid by Purchaser hereunder is equivalent to the Lower Per Share Price, pursuant to the following formula:

Additional Shares	=	$950,000 - (158,334 * Lower Per Share Price) Lower Per Share Price

        2.    Representations and Warranties of the Purchaser.    As a material inducement for the Company's issuance and sale of the Shares, the Purchaser represents, warrants, covenants and acknowledges to the Company that:

          (a)  The Purchaser understands that the issuance of the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or applicable state securities laws. Instead, the Company is issuing the Shares pursuant to exemptions from such laws and in doing so is and would be relying on, among other things, the Purchaser's representations, warranties, covenants and acknowledgements contained herein.

          (b)  The Purchaser qualifies as an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and as further represented in Section 3 of this Agreement.

          (c)  The Purchaser has sufficient knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of investing in the Shares.

          (d)  The Purchaser has been provided with or given access to such additional information as the Purchaser has requested from the Company (including the opportunity to meet with Company officers and to review all the documents that Purchaser may have requested) and has utilized such information to his satisfaction for the purpose of obtaining in addition to, or verifying the accuracy of the information provided, regarding the Company's and NextNet's business, financial condition and prospects.

          (e)  The Purchaser understands that the purchase of the Shares is a highly speculative investment and involves a high degree of risk. The Purchaser believes that the investment in the Shares is suitable based upon the Purchaser's investment objectives and financial needs and the Purchaser has adequate means of providing for current financial needs and personal contingencies, has no need for liquidity of investment with respect to the Shares and can afford a complete loss of such investment.

          (f)    The Purchaser is acquiring the Shares for his own account, for investment purposes only, and without the intention of reselling or redistributing the Shares.

          (g)  The Purchaser is aware that, in the view of the Securities and Exchange Commission, a purchase of the Shares with an intent to resell by reason of any foreseeable specific contingency or anticipated change in market values, or any change in NextNet's condition, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged, would constitute an intent inconsistent with the foregoing representation.

          (h)  If, contrary to the Purchaser's foregoing intentions, he should later desire to dispose of or transfer any of the Shares in any manner, the undersigned shall not do so without (i) first obtaining an opinion of counsel satisfactory to the Company and NextNet that such proposed disposition or transfer may lawfully be made without registration pursuant to the Securities Act and applicable state securities laws or (ii) registering the resale of the Shares under the Securities Act and applicable state securities laws.

          (i)    Neither the Company nor NextNet has any obligation to register the Shares for resale under the Securities Act or any applicable state securities laws, or to take any other action which would facilitate the availability of federal or state registration exemptions in connection with any resale of the Shares. Accordingly, the Purchaser may be prohibited by law from selling or otherwise transferring or disposing of the Shares and may have to bear the economic risk of his investment in NextNet for an indefinite period.

          (j)    The Purchaser, if other than an individual, represents that (a) the Purchaser was not organized for the specific purpose of acquiring the Shares; and (b) this Agreement has been duly authorized by all necessary action on the part of the Purchaser, has been duly executed by an authorized officer or representative of the Purchaser, and is a legal, valid, and binding obligation of the Purchaser enforceable in accordance with its terms.

          (k)  There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Purchaser who might be entitled to any fee or commission from the Company upon consummation of the transactions contemplated by this Agreement.

          (l)    Purchaser agrees to be bound by the transfer restrictions described in Section 3.6 of the Series A Preferred Stock Purchase Agreement dated as of September 21, 1998 between Zamba and NextNet.

          (m)  Purchaser acknowledges that the provisions of the Right of First Refusal Agreement dated as of September 21, 1998 among Zamba, NextNet and the Series B Purchasers identified therein shall continue to apply to the Shares held by Purchaser.

          (n)  Purchaser acknowledges that he or she has already received a copy of the Amended and Restated Investors' Rights Agreement dated as of July 10, 2000 among Zamba, NextNet and the Investors and Founders identified therein (the "Investors' Rights Agreement").

          (o)  Purchaser acknowledges that the Shares shall continue to be subject to the terms and conditions of the Zamba Purchase Agreement, the Investors' Rights Agreement, and the Voting Agreement, except for the provisions of those agreements that, by their nature, are not transferable or assignable to Purchaser.

        3.    Accredited Investor Status.    The Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act, because the Purchaser meets at least one of the following criteria (please check one):

          The Purchaser is a natural person whose individual net worth, or joint net worth with his or her spouse, exceeds $1,000,000 at the time of the Purchaser's purchase; or

          The Purchaser is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the Purchaser's spouse in excess of $300,000 in each of those years and who reasonably expects to reach the same income level in the current year; or

          The Purchaser is either (i) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity, any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, (ii) an insurance company as defined in Section 2(13) of the Securities Act, (iii) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act, (iv) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, or (v) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which plan fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons who are accredited investors; or

          The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

          The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000; or

          The Purchaser is a director or executive officer of the Company; or

          The Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D of the Securities Act; or

          The Purchaser is any entity in which all of the equity owners are accredited investors.

        4.    Representations and Warranties of the Company.    As a material inducement for the Purchaser's purchase of the Shares, the Company represents, warrants, covenants and acknowledges to the Purchaser that:

          (a)  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted and presently proposed to be conducted.

          (b)  The Shares are being transferred to the Purchaser free and clear of any liens, encumbrances or other restrictions, other than restrictions on transfer that are contained in the Zamba Purchase Agreement, the Right of First Refusal Agreement, the Investors Rights Agreement, the Voting Agreement, all of which as they may be amended from time to time, or are otherwise set forth herein or imposed by applicable securities laws.

        5.    Merger, Consolidation or Other Change in Control of the Company or NextNet.

          (a)  If the Company shall at any time consolidate with or merge into to another corporation (where the Company is not the continuing corporation after such merger, consolidation, sale of all or substantially all of its assets or other change-in-control), or the Company shall sell, transfer or lease all or substantially all of its assets, then, in any such case, the Purchaser thereupon (and thereafter) shall continue to be entitled to be bound by the terms of this Agreement and shall be entitled to receive the number of Shares determined in accordance with Section 1 above.

          (b)  If NextNet shall at any time consolidate with or merge into another corporation (where NextNet is not the continuing corporation after such merger, consolidation or other change-in-control), or NextNet shall sell, transfer or lease all or substantially all of its assets, then, in any such case, the Purchaser thereupon (and thereafter) shall be entitled to receive the number of Shares (or the proceeds resulting from the sale of such Shares in connection with such merger, consolidation, or other change-in-control) determined in accordance with Section 1 above.

        6.    Insolvency or Bankruptcy of the Company or NextNet.    Upon the insolvency or bankruptcy (whether voluntary or involuntary) of the Company or NextNet, or the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or NextNet or any substantial part of the Company's or NextNet's property, or any general assignment for the benefit of creditors of the Company or NextNet, the Purchaser shall be an unsecured general creditor of the Company or NextNet, as applicable, and shall not have any security interest or other rights in connection with this Agreement or the Shares purchased hereunder.

        7.    Miscellaneous.

          (a)    Binding Effect.    This Agreement shall be binding upon and inure to the benefit of and be enforceable against the parties hereto and their respective successors and permitted assigns.

          (b)    Governing Law.    This Agreement shall in all respects be governed by, and enforced and interpreted in accordance with, the laws of the State of Minnesota, except with respect to its rules relating to conflicts of laws.

          (c)    Legends.    The Shares issued to the Purchaser pursuant to this Agreement shall contain the following legends:

    THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS. ACCORDINGLY, THESE SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT (i) AN OPINION OF COUNSEL SATISFACTORY TO ZAMBA CORPORATION THAT SUCH SALE, TRANSFER OR OTHER DISPOSITION MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR (ii) SUCH REGISTRATION.

    THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.

    THE SALE, PLEADE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL AGREEMENT BY AND BETWEEN THE STOCKHOLDER, THE CORPORATION AND CERTAIN HOLDERS OF PREFERRED STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION/

          (d)    Notices.    All notices, consents, requests, demands, instructions or other communications provided for herein shall be in writing and shall be deemed validly given, made and served when

  (a) delivered personally, (b) sent by certified or registered mail, postage prepaid, (c) sent by reputable overnight delivery service, or (d) sent by telephonic facsimile transmission, and, pending the designation of another address, addressed as follows:

If to the Company:	Zamba Corporation 3033 Excelsior Blvd., Suite 200 Minneapolis, Minnesota 55416 Attn: Chief Financial Officer Fax: (952) 893-3948
If to the Purchaser:
Fax:

          (e)    Entire Agreement and Counterparts.    This Agreement evidences the entire agreement between the Company and the Purchaser relating to the subject matter hereof and supersedes in all respects any and all prior oral or written agreements or understandings. This Agreement may not be amended or modified, and no provisions hereof may be waived, except by written instrument signed by both the Company and the Purchaser. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one Agreement.

          (f)    The Purchaser and the Company understand the meaning and legal consequences of the agreements, representations and warranties contained herein. The Purchaser and the Company agree that such agreements, representations and warranties shall survive and remain in full force and effect after the execution hereof and payment for the Shares.

          (g)  Any controversy or claim arising out of or relating to this Agreement, the Subscriber's purchase of Shares or any breach of this Agreement, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Securities Arbitration Rules, and judgment on the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.

          (h)    Headings.    Section headings used in this Agreement have no legal significance and are used solely for convenience of reference.

          (i)    Expenses.    Each party shall pay for its own legal, accounting and other similar expenses incurred in connection with the transaction contemplated by this Agreement.

        IN WITNESS WHEREOF, the Company and the Purchaser have executed this Agreement as of the date set forth in the first paragraph.

THE COMPANY:		THE PURCHASER:
ZAMBA CORPORATION		JOSEPH B. COSTELLO
By:	/s/ Michael H. Carrel	/s/ Joseph B. Costello

Name:	Michael H. Carrel	Name: Joseph B. Costello

Title:	CFO

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  Exhibit 99.02
STOCK PURCHASE AGREEMENT